UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13G
                    Under the Securities Exchange Act of 1934
                               (Amendment No.One)*

                      Alliance Atlantis Communications Inc.
                                (Name of Issuer)

                                  Common Shares
                         (Title of Class of Securities)

                                    01853E204
                                 (CUSIP Number)

                                December 31, 2001
             (Date of Event Which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

       [  ]  Rule 13d-1(b)
       [X ]  Rule 13d-1(c)
       [  ]  Rule 13d-1(d)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

(1)    Names of Reporting Persons
       I.R.S. Identification Nos. of Above Persons (Entities Only)


       Bluewater  Investment  Management  Inc.
(2)    Check the Appropriate Box if a Member of a Group

       (a)        [  ]
       (b)        [X]

(3)    SEC Use Only


(4)    Citizenship or Place of Organization



       Toronto,  Ontario,  Canada


Number of                  (5)      Sole Voting Power
Shares                              Nil
Benefici-                  (6)      Shared Voting Power
ally Owned                          Nil
by Each                    (7)      Sole Dispositive Power
Reporting                           Nil
Person With                (8)      Shared Dispositive Power
                                    Nil

(9)    Aggregate Amount Beneficially Owned by Each Reporting Person

                                    Nil

(10)   Check if the Aggregate Amount in Row (9) Excludes
       Certain Shares                                                  [  ]


(11)   Percent of Class Represented by Amount in Row 9

                                    Nil
(12)   Type of Reporting Person
                                                  CO

                                    Item 1(a)

Name of Issuer:            Alliance  Atlantis  Communications  Inc.




                                    Item 1(b)

Address of Issuer's Principal Executive Offices:

                           Suite  1500
                           121  Bloor  Street  East
                           Toronto,  Ontario
                           Canada
                           M4W  3M5


                                    Item 2(a)

Name of Person Filing:

                           Bluewater  Investment  Management  Inc.

                                    Item 2(b)

Address of Principal Business Office:

                           Suite  1502,  Box  63
                           150  King  Street  West
                           Toronto,  Ontario
                           Canada
                           M5H  1J9




                                    Item 2(c)

Citizenship:               Organized  in  Toronto,  Ontario,  Canada








                                    Item 2(d)

Title of Class of Securities:
                           Common  Stock

                                    Item 2(e)

CUSIP Number:

                           01853E204

                                     Item 3

If this statement is filed pursuant to Rules 13d-1(b) or 13d-2(b) or (c), check whether the person filing is a:

(a) [  ]        Broker or Dealer registered under Section 15 of the Act

(b) [  ]        Bank as defined in section 3(a) (6) of the Act

(c) [  ]        Insurance Company as defined in section 3(a)(19) of the Act

(d) [  ]        Investment Company registered under section 8 of the Investment
                Company Act

(e) [X ]        An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E)

(f) [  ]        An employee benefit plan or endowment fund in accordance with
                Rule 13d-1(b)(1)(ii)(F)

(g) [  ]        A parent holding company or control person in accordance with
                Rule 13d-1(b)(1)(ii)(G)

(h) [  ]        A savings association as defined in Section 3(b) of the
                Federal Deposit Insurance Act

(i) [  ]        A church plan that is excluded from the definition of an
                investment company under Section 3(c)(14) of the Investment Company Act

(j) [  ]        Group, in accordance with Rule 13d-1(b)(1)(ii)(J)

       If this statement is filed pursuant to Rule 13d-1(c), check this box. [ ]


                                     Item 4

Ownership.

       (a) Amount Beneficially Owned:
           Nil


       (b) Percent of Class:
           Nil

       (c) Number of shares as to which such person has:

           (i)    Sole power to vote or to direct the vote:                Nil
           (ii)   Shared power to vote or to direct the vote:              Nil
           (iii)  Sole power to dispose or to direct the disposition of:   Nil
           (iv)   Shared power to dispose or to direct the disposition of: Nil



                                     Item 5

Ownership of Five Percent or Less of a Class

       [  ]

                N/A

                                     Item 6

Ownership of More than Five Percent on Behalf of Another Person



                N/A

                                     Item 7

Identification and Classification of the Subsidiary which Acquired the Security Being Reported on By the Parent Holding Company.



                N/A

                                     Item 8

Identification and Classification of Members of the Group.



                N/A

                                     Item 9

Notice of Dissolution of Group.



                N/A



                                     Item 10

Certification.

(a) The following certification shall be included if the statement is filed pursuant to 240.13d-1(b):

      By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

(b) The following certification shall be included if the statement is filed pursuant to 240.13d-1(c):

      By signing below I certify that, to the vest of my knowledge and belief, the securities referred to above were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

Signature.

       After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:                  February  4,  2002

Signature:

Name/Title:            Dina  DeGeer



                   Attention: Intentional misstatements or omissions of fact constitute Federal criminal violations (See 18 U.S.C. 1001).